UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Desktop Metal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 3rd Avenue

Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In connection with the planned merger (the “Merger”) of Desktop Metal, Inc., a Delaware corporation (the “Company”), and Nano U.S. I, Inc., a Delaware corporation (“Merger Sub”), which is an indirect subsidiary of Nano Dimension Ltd., an Israeli company (“Nano”), pursuant to the Agreement and Plan of Merger, dated as of July 2, 2024, by and among the Company, Nano and Merger Sub, the Company made available on its investor relations website a letter to stockholders (the “Tax Guidelines”) to provide information regarding documentation required in connection with the application of Israeli withholding tax in connection with the anticipated closing of the Merger. A copy of the Tax Guidelines is attached as Exhibit 99.1 and is incorporated herein by reference.

The Merger is expected to close in the fourth quarter of 2024, and is subject to customary closing conditions, including required regulatory approvals.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Letter to Desktop Metal, Inc. Stockholders Regarding Israeli Tax Guidelines.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions or variations of such words are intended to identify forward-looking statements. Specifically this report includes statements regarding the expected timing of closing of the Merger. The forward-looking statements contained or implied in this report are subject to other risks and uncertainties, including (i) the ultimate outcome of the proposed transaction between the Company and Nano, (ii) the timing of the proposed transaction, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; (iv) the ability to satisfy closing conditions to the completion of the proposed transaction, (v) other risks related to the completion of the proposed transaction and actions related thereto, and (vi) the risks and uncertainties discussed under the heading “Risk Factors” in the Company’s annual report on Form 10-K filed with the SEC on March 15, 2024, and in any subsequent filings with the SEC, and under the heading “Risk Factors” in Nano’s annual report on Form 20-F filed with the SEC on March 21, 2024, and in any subsequent filings with the SEC. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date:	November 8, 2024	By:	/s/ Larry O’Connell
		Name:	Larry O’Connell
		Title:	General Counsel and Corporate Secretary